UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

Kadant Inc.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

KADANT INC.

To Be Held On:

May 17, 2017 at 2:30 PM

at the corporate offices located at One Technology Park Drive, Westford, Massachusetts 01886

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view these materials, please have your control number available.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 5/3/17.

Please visit http://www.astproxyportal.com/ast/11818/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• 2016 Annual Report to Stockholders
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above.

	THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS.	THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR PROPOSALS 2, 4, 5 and 6, AND FOR AN ONE YEAR FREQUENCY ON PROPOSAL 3.

1.	Election of two directors to the class to be elected for a three-year term expiring in 2020.	2.	To approve, by non-binding advisory vote, our executive compensation.

	NOMINEE: John M. Albertine Thomas C. Leonard	3.	To recommend, by non-binding advisory vote, the frequency of future executive compensation advisory votes.

		4.	To approve our annual cash incentive plan.

		5.	To approve the amendment and restatement of our amended and restated 2006 equity incentive plan.

		6.	To ratify the selection of KPMG LLP as our company’s independent registered public accounting firm for 2017.

		7.	In their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.
Please note that you cannot use this notice to vote by mail.